                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                          ----------------------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2002
                                                           -------------

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)



               Nevada               333-70496                     88-0396566
    ----------------------------------------------------------------------------
    (State or other jurisdiction   (Commission                 (IRS Employer
         of incorporation)         File Number)              Identification No.)


         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056
                                                           --------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On May 31, 2002, the Registrant caused the issuance and sale of $235,271,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2002-B (the "Certificates") pursuant to the Series 2002-B Pooling and Servicing Agreement, dated as of May 1, 2002 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, LLC, as servicer, and JPMorgan Chase Bank, as trustee, and the related Standard Terms to the Pooling and Servicing Agreement (September 2001 Edition) (the "Standard Terms").

         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2002-B (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with OMI Note Trust 2001-A, a Delaware business trust (the "Warehouse Trust"), pursuant to a Sales Agreement, dated as of May 1, 2002, between the Registrant and the Warehouse Trust. Elections will be made to treat certain assets owned by the Trust as two or more "real estate mortgage investment conduits" (the "REMICs") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in the upper tier REMIC; provided, however, that the Class B-2 Certificates will represent beneficial ownership of a "regular interest" and the right to receive the Class B-2 Certificateholders' Interest Carryover Amounts. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

         The Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1, Class M-2 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") pursuant to a Terms Agreement, dated as of May 20, 2002, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, February 2002. The Class B-2, Class X and Class R Certificates initially were transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

         On the Closing Date, the Trust contained, among other things, the Initial Assets and $58,817,750 on deposit in the Pre-Funding Account. This Pre-Funded Amount was intended to be used for the purchase of Subsequent Assets satisfying criteria specified in the Sales Agreement and the Pooling and Servicing Agreement not later than the earlier of August 14, 2002 or the date on which less than $100,000 remained in the Pre-Funding Account. The Registrant has transferred to the Trustee, on behalf of the Trust, Subsequent Assets on June 14, 2002 with an aggregate Scheduled Principal Balance of $58,817,700.58 in exchange for that amount of the Pre-Funded Amount. The remaining amount of the Pre-Funded Amount will be paid through to Certificateholders as a prepayment of principal according to the terms of the Pooling and Servicing Agreement. This Current Report on Form 8-K is being filed to update the description of the Assets contained in the Prospectus Supplement.

         The description of the Assets transferred to the Trust pursuant to the Pooling and Servicing Agreement but not disclosed in the Prospectus Supplement begins on the following page. This table reflects the Subsequent Assets purchased with funds on deposit in the Pre-Funding Account (the "8-K Assets").

         Whenever reference is made herein to a percentage of 8-K Assets (or to a percentage of the scheduled principal balance of the 8-K Assets), the percentage is calculated based on the scheduled principal balances ("SPB") of the 8-K Assets as of their Cut-off Dates. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

                                   8-K Assets

                    All 8-K Assets--Credit Bureau Score/(1)/


                                                                                          Percentage of
                                            Number of 8-K    Aggregate Scheduled     Asset Pool by Scheduled
Credit Bureau Score                            Assets         Principal Balance         Principal Balance
----------------------------------------- ------------------ --------------------- ----------------------------

Not Available/(2)/                                125         $ 4,199,818.88                   7.14%
341 to 500                                         56           2,311,107.62                   3.93
501 to 510                                         17             640,652.53                   1.09
511 to 520                                         18             580,436.04                   0.99
521 to 530                                         21             833,553.76                   1.42
531 to 540                                         21             760,962.32                   1.29
541 to 550                                         17             751,582.37                   1.28
551 to 560                                         29           1,243,053.69                   2.11
561 to 570                                         37           1,728,374.20                   2.94
571 to 580                                         34           1,562,212.09                   2.66
581 to 590                                         31           1,586,289.97                   2.70
591 to 600                                         46           2,724,050.93                   4.63
601 to 610                                         45           2,515,394.07                   4.28
611 to 620                                         44           2,265,758.94                   3.85
621 to 630                                         45           2,728,850.59                   4.64
631 to 640                                         47           2,526,011.38                   4.29
641 to 650                                         55           2,723,881.09                   4.63
651 to 660                                         68           3,707,772.29                   6.30
661 to 719                                        237          15,045,076.26                  25.58
720 or Greater                                    134           8,382,861.56                  14.25
                                                  ---           ------------                  -----

     Total                                      1,127         $58,817,700.58                 100.00%
                                                =====         ==============                 ======


(1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
     341) was approximately 645, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.

(2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.

                            All 8-K Assets--Unit Type


                                                                                          Percentage of
                                                             Aggregate Scheduled     Asset Pool by Scheduled
Unit Type                              Number of 8-K Assets   Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------

Multi-section home                             664              $43,402,824.61                73.79%
Single-section home                            463               15,414,875.97                26.21
                                               ---               -------------                -----

     Total                                   1,127              $58,817,700.58               100.00%
                                             =====              ==============               ======



                          All 8-K Assets--Property Type


                                                                                          Percentage of
                                                             Aggregate Scheduled     Asset Pool by Scheduled
Property Type                          Number of 8-K Assets    Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------

Home-only Contract                             876              $37,225,806.44                63.29%
Mortgage Loan                                  246               21,387,669.61                36.36
Land-in-lieu Mortgage Loan                       5                  204,224.53                 0.35
                                             -----              --------------               ------

     Total                                   1,127              $58,817,700.58               100.00%
                                             =====              ==============               ======


       All 8-K Assets--Geographical Distribution of Manufactured Homes/(1)/


                                                                                         Percentage of
                                                            Aggregate Scheduled     Asset Pool by Scheduled
Geographic Location                   Number of 8-K Assets   Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------

Alabama                                        26              $   897,888.41                 1.53%
Arizona                                        43                3,179,324.89                 5.41
Arkansas                                       23                1,074,741.82                 1.83
California                                     47                4,085,482.13                 6.95
Colorado                                       29                1,534,862.57                 2.61
Delaware                                       12                  632,458.26                 1.08
Florida                                        40                1,956,949.29                 3.33
Georgia                                        39                1,650,629.89                 2.81
Idaho                                           7                  451,574.55                 0.77
Illinois                                        2                   61,519.94                 0.10
Indiana                                         1                   48,392.25                 0.08
Iowa                                            5                  247,224.78                 0.42
Kansas                                         30                1,691,850.61                 2.88
Kentucky                                       28                1,117,105.33                 1.90
Louisiana                                      41                1,620,379.30                 2.75
Maryland                                        1                   71,783.13                 0.12
Michigan                                       45                2,600,351.54                 4.42
Minnesota                                       2                   61,312.00                 0.10
Mississippi                                    27                  946,802.42                 1.61
Missouri                                       18                  810,002.65                 1.38
Nebraska                                        4                  201,596.86                 0.34
Nevada                                         12                  957,022.22                 1.63
New Mexico                                     29                1,537,045.55                 2.61
North Carolina                                175                8,450,371.10                14.37
North Dakota                                    1                   35,573.20                 0.06
Ohio                                           29                1,487,580.55                 2.53
Oklahoma                                       19                  822,704.69                 1.40
Oregon                                         23                1,681,272.54                 2.86
South Carolina                                 68                3,117,958.62                 5.30
South Dakota                                    1                   56,006.08                 0.10
Tennessee                                      39                1,961,408.88                 3.33
Texas                                         157                7,183,092.01                12.21
Utah                                            3                  190,798.70                 0.32
Virginia                                       50                3,230,976.77                 5.49
Washington                                     19                1,767,584.41                 3.01
West Virginia                                  29                1,270,283.94                 2.16
Wyoming                                         3                  125,788.70                 0.21
                                            -----              --------------               ------

     Total                                  1,127              $58,817,700.58               100.00%
                                            =====              ==============               ======

     (1) Based on the mailing address of the obligor on the related 8-K Assets as of the Cut-off Date.

                  All 8-K Assets--Year of Origination of Assets

                                                                                         Percentage of
                                            Number of 8-K   Aggregate Scheduled     Asset Pool by Scheduled
Year of Origination                            Assets         Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------

2000                                             3             $   130,662.10                 0.22%
2001                                             8                 780,421.78                 1.33
2002                                         1,116              57,906,616.70                98.45
                                             -----             --------------               ------

     Total                                   1,127             $58,817,700.58               100.00%
                                             =====             ==============               ======


           All 8-K Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                         Percentage of
                                            Number of 8-K   Aggregate Scheduled     Asset Pool by Scheduled
Remaining Loan Balance                         Assets         Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------

     $0.01 - $4,999.99                              1          $     3,846.90                 0.01%
 $5,000.00 - $9,999.99                              9               66,462.60                 0.11
$10,000.00 - $14,999.99                            12              157,242.31                 0.27
$15,000.00 - $19,999.99                            39              686,938.15                 1.17
$20,000.00 - $24,999.99                            58            1,328,203.08                 2.26
$25,000.00 - $29,999.99                           113            3,111,620.72                 5.29
$30,000.00 - $34,999.99                           113            3,680,552.73                 6.26
$35,000.00 - $39,999.99                           125            4,659,333.98                 7.92
$40,000.00 - $44,999.99                            87            3,689,209.97                 6.27
$45,000.00 - $49,999.99                            79            3,737,712.71                 6.35
$50,000.00 - $54,999.99                            73            3,839,035.79                 6.53
$55,000.00 - $59,999.99                            66            3,796,179.18                 6.45
$60,000.00 - $64,999.99                            70            4,379,104.61                 7.45
$65,000.00 - $69,999.99                            57            3,835,082.12                 6.52
$70,000.00 - $74,999.99                            40            2,899,125.59                 4.93
$75,000.00 - $79,999.99                            38            2,936,755.35                 4.99
$80,000.00 - $84,999.99                            20            1,660,382.33                 2.82
$85,000.00 - $89,999.99                            29            2,523,743.67                 4.29
$90,000.00 - $94,999.99                            17            1,570,675.92                 2.67
$95,000.00 - $99,999.99                            13            1,268,149.58                 2.16
$100,000.00 or more                                68            8,988,343.29                15.28
                                                -----          --------------               ------

     Total                                      1,127          $58,817,700.58               100.00%
                                                =====          ==============               ======

    (1) The highest remaining asset amount was $249,076.03 which represents approximately 0.42% of the aggregate remaining principal balance of the 8-K Assets as of the Cut-off Date. The average remaining principal amount of the 8-K Assets as of the Cut-Off Date is approximately $52,189.62.

            All 8-K Assets--Distribution of Original Loan Balance/(1)/


                                                                                         Percentage of
                                                            Aggregate Scheduled     Asset Pool by Scheduled
Original Loan Balance                 Number of 8-K Assets    Principal Balance          Principal Balance
---------------------------------------------------------------------------------------------------------------

     $0.01 - $4,999.99                             1           $     3,846.90                 0.01%
 $5,000.00 - $9,999.99                             9                66,462.60                 0.11
$10,000.00 - $14,999.99                           12               157,242.31                 0.27
$15,000.00 - $19,999.99                           39               686,938.15                 1.17
$20,000.00 - $24,999.99                           58             1,328,203.08                 2.26
$25,000.00 - $29,999.99                          113             3,111,620.72                 5.29
$30,000.00 - $34,999.99                          113             3,680,552.73                 6.26
$35,000.00 - $39,999.99                          124             4,619,439.78                 7.85
$40,000.00 - $44,999.99                           87             3,685,841.42                 6.27
$45,000.00 - $49,999.99                           80             3,780,975.46                 6.43
$50,000.00 - $54,999.99                           73             3,839,035.79                 6.53
$55,000.00 - $59,999.99                           66             3,796,179.18                 6.45
$60,000.00 - $64,999.99                           70             4,379,104.61                 7.45
$65,000.00 - $69,999.99                           57             3,835,082.12                 6.52
$70,000.00 - $74,999.99                           40             2,899,125.59                 4.93
$75,000.00 - $79,999.99                           38             2,936,755.35                 4.99
$80,000.00 - $84,999.99                           20             1,660,382.33                 2.82
$85,000.00 - $89,999.99                           28             2,434,353.22                 4.14
$90,000.00 - $94,999.99                           18             1,660,066.37                 2.82
$95,000.00 - $99,999.99                           13             1,268,149.58                 2.16
$100,000.00 or more                               68             8,988,343.29                15.28
                                               -----           --------------               ------

     Total                                     1,127           $58,817,700.58               100.00%
                                               =====           ==============               ======

       (1) The highest original asset amount was $249,076.00 which represents approximately 0.42% of the aggregate principal balance of the 8-K Assets at origination. The average original principal amount of the 8-K Assets was approximately $52,204.78 as of the Cut-off Date.

                    All 8-K Assets--Current Asset Rates/(1)/



                                                                                         Percentage of
                                            Number of 8-K   Aggregate Scheduled     Asset Pool by Scheduled
Current Asset Rate                             Assets         Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------

 6.000% -  6.999%                                   1          $   101,112.83                 0.17%
 7.000% -  7.999%                                  88            7,738,156.87                13.16
 8.000% -  8.999%                                  92            6,676,841.90                11.35
 9.000% -  9.999%                                 134            9,900,078.08                16.83
10.000% - 10.999%                                 124            7,183,967.07                12.21
11.000% - 11.999%                                  95            5,012,220.96                 8.52
12.000% - 12.999%                                  91            4,413,033.88                 7.50
13.000% - 13.999%                                  85            3,509,720.75                 5.97
14.000% - 14.999%                                 191            7,543,196.68                12.82
15.000% - 15.999%                                  98            3,159,932.73                 5.37
16.000% or more                                   128            3,579,438.83                 6.09
                                                -----          --------------               ------

     Total                                      1,127          $58,817,700.58               100.00%
                                                =====          ==============               ======


   (1) The weighted average current asset rate was approximately 11.25% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.



      All 8-K Assets--Remaining Terms to Maturity of Assets (In Months)/1)/

                                                                                         Percentage of
                                            Number of 8-K   Aggregate Scheduled     Asset Pool by Scheduled
Remaining Terms to Maturity                    Assets         Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------

  1 -  60                                          12          $    99,802.75                 0.17%
 61 -  96                                           2               26,903.25                 0.05
 97 - 120                                          18              313,853.89                 0.53
121 - 156                                          44              919,116.04                 1.56
157 - 180                                          70            2,136,347.73                 3.63
181 - 216                                           2               64,646.39                 0.11
217 - 240                                         253            8,395,083.83                14.27
241 - 300                                         219            9,655,813.65                16.42
301 - 360                                         507           37,206,133.05                63.26
                                                -----          --------------               ------

     Total                                      1,127          $58,817,700.58               100.00%
                                                =====          ==============               ======

     (1) The weighted average remaining term to maturity of the 8-K Assets was approximately 321 months as of the Cut-off Date.

      All 8-K Assets--Original Terms to Maturity of Assets (In Months)/(1)/


                                                                                         Percentage of
                                            Number of 8-K   Aggregate Scheduled     Asset Pool by Scheduled
Original Term to Maturity                      Assets         Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------

  1 -  60                                          12          $    99,802.75                 0.17%
 61 -  96                                           2               26,903.25                 0.05
 97 - 120                                          18              313,853.89                 0.53
121 - 156                                          44              919,116.04                 1.56
157 - 180                                          70            2,136,347.73                 3.63
181 - 216                                           2               64,646.39                 0.11
217 - 240                                         253            8,395,083.83                14.27
241 - 300                                         219            9,655,813.65                16.42
301 - 360                                         507           37,206,133.05                63.26
                                                -----          --------------               ------

     Total                                      1,127          $58,817,700.58               100.00%
                                                =====          ==============               ======

     (1) The weighted average original term to maturity of the 8-K Assets was approximately 321 months as of the Cut-off Date.



   All 8-K Assets--Distribution of Original Loan-to-Value Ratios of Assets/1)/


                                                                                         Percentage of
                                            Number of 8-K   Aggregate Scheduled     Asset Pool by Scheduled
Loan-to-Value Ratio                            Assets         Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------

50% or less                                        17             $481,793.21                 0.82%
51% - 55%                                           7              428,239.92                 0.73
56% - 60%                                          14              791,097.57                 1.34
61% - 65%                                          14              693,084.99                 1.18
66% - 70%                                          69            2,908,638.67                 4.95
71% - 75%                                          33            1,739,173.49                 2.96
76% - 80%                                          46            2,466,258.57                 4.19
81% - 85%                                          60            3,634,565.47                 6.18
86% - 90%                                         178            9,426,748.65                16.03
91% - 95%                                         544           27,817,135.08                47.29
96% - 100%                                        145            8,430,964.96                14.33
                                                -----          --------------               ------

     Total                                      1,127          $58,817,700.58               100.00%
                                                =====          ==============               ======


     (1) The weighted average original Loan-to-Value Ratio of the 8-K Assets was approximately 89.21% as of the Cut-off Date.

                Repossessed 8-K Assets--Credit Bureau Score/(1)/


                                                                                            Percentage of
                                               Number of                               the Repossessed 8-K Assets
                                            Repossessed 8-K   Aggregate Scheduled        by Scheduled Principal
Credit Bureau Score                              Assets         Principal Balance               Balance
------------------------------------------------------------ ----------------------------------------------------

Not Available/(2)/                                 68            $2,235,278.00                   24.26%
341 to 500                                         34             1,315,571.00                   14.28
501 to 510                                          9               258,628.12                    2.81
511 to 520                                         12               369,481.53                    4.01
521 to 530                                         11               348,142.49                    3.78
531 to 540                                         16               519,201.14                    5.63
541 to 550                                         10               392,646.78                    4.26
551 to 560                                         15               571,619.94                    6.20
561 to 570                                         13               481,947.94                    5.23
571 to 580                                          9               333,765.72                    3.62
581 to 590                                          6               255,543.31                    2.77
591 to 600                                          7               255,243.34                    2.77
601 to 610                                          9               341,916.64                    3.71
611 to 620                                          6               195,170.82                    2.12
621 to 630                                          4               202,019.11                    2.19
631 to 640                                          5               228,340.41                    2.48
641 to 650                                          6               185,177.08                    2.01
651 to 660                                          8               325,988.77                    3.54
661 to 719                                         11               359,942.08                    3.91
720 or Greater                                      2                39,167.54                    0.43
                                                  ---            -------------                  ------

     Total                                        261            $9,214,791.76                  100.00%
                                                  ===            =============                  ======


     (1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
     341) was approximately 561, based on the Aggregate Scheduled Principal Balance of Repossessed 8-K Assets as of the Cut-off Date.

     (2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.

                        Repossessed 8-K Assets--Unit Type




                                                                                            Percentage of
                                               Number of                               the Repossessed 8-K Assets
                                            Repossessed 8-K   Aggregate Scheduled        by Scheduled Principal
Unit Type                                        Assets         Principal Balance               Balance
------------------------------------------------------------ ----------------------------------------------------


Multi-section home                                 81            $4,019,677.95                   43.62%
Single-section home                               180             5,195,113.81                   56.38
                                                  ---            -------------                  ------

     Total                                        261            $9,214,791.76                  100.00%
                                                  ===            =============                  ======


                      Repossessed 8-K Assets--Property Type


                                                                                            Percentage of
                                               Number of                               the Repossessed 8-K Assets
                                            Repossessed 8-K   Aggregate Scheduled        by Scheduled Principal
Property Type                                    Assets         Principal Balance               Balance
------------------------------------------------------------ ----------------------------------------------------

Home-only Contract                                242            $8,088,051.75                   87.77%
Mortgage Loan                                      19             1,126,740.01                   12.23
                                                   --            -------------                  ------

     Total                                        261            $9,214,791.76                  100.00%
                                                  ===            =============                  ======




   Repossessed 8-K Assets--Geographical Distribution of Manufactured Homes/(1)/


                                                                                            Percentage of
                                               Number of                               the Repossessed 8-K Assets
                                            Repossessed 8-K   Aggregate Scheduled        by Scheduled Principal
Geographic Location                              Assets         Principal Balance               Balance
------------------------------------------------------------ ----------------------------------------------------

Alabama                                             14           $  401,230.39                     4.35%
Arizona                                              9              392,527.28                     4.26
Arkansas                                             4              137,773.60                     1.50
Colorado                                             3              111,236.54                     1.21
Delaware                                             1               26,262.56                     0.29
Florida                                             13              584,151.27                     6.34
Georgia                                              7              249,417.57                     2.71
Idaho                                                1               52,958.00                     0.57
Kansas                                               6              171,192.50                     1.86
Kentucky                                             3              127,618.96                     1.38
Louisiana                                           22              787,880.78                     8.55
Mississippi                                         19              602,790.84                     6.54
Missouri                                             2               77,503.39                     0.84
Nevada                                               1               72,349.00                     0.79
New Mexico                                           4              159,567.00                     1.73
North Carolina                                      33            1,037,641.89                    11.26
Ohio                                                 4              101,935.45                     1.11
Oklahoma                                             6              169,249.11                     1.84
South Carolina                                      22              774,758.14                     8.41
Tennessee                                            8              265,186.22                     2.88
Texas                                               68            2,509,900.73                    27.24
Virginia                                             5              165,169.32                     1.79
Washington                                           2              147,641.34                     1.60
West Virginia                                        4               88,849.88                     0.96
                                                   ---           -------------                   ------

     Total                                         261           $9,214,791.76                   100.00%
                                                   ===           =============                   ======

     (1) Based on the mailing address of the obligor on the related 8-K Assets as of the Cut-off Date.

              Repossessed 8-K Assets--Year of Origination of Assets

                                                                                         Percentage of
                                           Number of                              the Repossessed 8-K Assets
                                        Repossessed 8-K     Aggregate Scheduled     by Scheduled Principal
Year of Origination                          Assets          Principal Balance              Balance
---------------------------------------------------------------------------------------------------------------
2001                                           2                $   72,815.97                 0.79%
2002                                         259                 9,141,975.79                99.21
                                             ---                 ------------               ------

     Total                                   261                $9,214,791.76               100.00%
                                             ===                =============               ======


       Repossessed 8-K Assets--Distribution of Remaining Loan Balance (1)

                                                                                          Percentage of
                                            Number of                                  the Repossessed 8-K
                                         Repossessed 8-K      Aggregate Scheduled      Assets by Scheduled
Remaining Loan Balance                        Assets           Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
$10,000.00 - $14,999.99                         4                   $53,074.31                  0.58%
$15,000.00 - $19,999.99                        20                   352,204.63                  3.82
$20,000.00 - $24,999.99                        31                   705,964.07                  7.66
$25,000.00 - $29,999.99                        55                 1,526,270.61                 16.56
$30,000.00 - $34,999.99                        48                 1,552,362.10                 16.85
$35,000.00 - $39,999.99                        27                 1,004,708.86                 10.90
$40,000.00 - $44,999.99                        22                   933,679.49                 10.13
$45,000.00 - $49,999.99                        16                   755,717.19                  8.20
$50,000.00 - $54,999.99                        17                   897,988.54                  9.75
$55,000.00 - $59,999.99                         9                   515,607.61                  5.60
$60,000.00 - $64,999.99                         3                   188,611.91                  2.05
$65,000.00 - $69,999.99                         3                   202,848.00                  2.20
$70,000.00 - $74,999.99                         2                   145,076.00                  1.57
$90,000.00 - $94,999.99                         2                   183,306.89                  1.99
$95,000.00 - $99,999.99                         1                    95,476.55                  1.04
$100,000.00 or more                             1                   101,895.00                  1.11
                                              ---                -------------                ------

     Total                                    261                $9,214,791.76                100.00%
                                              ===                =============                ======

     (1) The highest remaining asset amount was $101,895.00 which represents approximately 1.11% of the aggregate remaining principal balance of the Repossessed 8-K Assets as of the Cut-off Date. The average remaining principal amount of the Repossessed 8-K Assets as of the Cut-Off Date is approximately $35,305.72.

        Repossessed 8-K Assets--Distribution of Original Loan Balance/(1)/

                                                                                          Percentage of
                                              Number of            Aggregate       the Repossessed 8-K Assets
                                           Repossessed 8-K         Scheduled         by Scheduled Principal
Original Loan Balance                          Assets          Principal Balance             Balance
---------------------------------------------------------------------------------------------------------------
$10,000.00 - $14,999.99                           4                  $53,074.31                0.58%
$15,000.00 - $19,999.99                          20                  352,204.63                3.82
$20,000.00 - $24,999.99                          31                  705,964.07                7.66
$25,000.00 - $29,999.99                          55                1,526,270.61               16.56
$30,000.00 - $34,999.99                          48                1,552,362.10               16.85
$35,000.00 - $39,999.99                          27                1,004,708.86               10.90
$40,000.00 - $44,999.99                          22                  933,679.49               10.13
$45,000.00 - $49,999.99                          16                  755,717.19                8.20
$50,000.00 - $54,999.99                          17                  897,988.54                9.75
$55,000.00 - $59,999.99                           9                  515,607.61                5.60
$60,000.00 - $64,999.99                           3                  188,611.91                2.05
$65,000.00 - $69,999.99                           3                  202,848.00                2.20
$70,000.00 - $74,999.99                           2                  145,076.00                1.57
$90,000.00 - $94,999.99                           2                  183,306.89                1.99
$95,000.00 - $99,999.99                           1                   95,476.55                1.04
$100,000.00 or more                               1                  101,895.00                1.11
                                                ---               --------------             ------

     Total                                      261               $9,214,791.76              100.00%
                                                ===               =============              ======

     (1) The highest original asset amount was $101,895.00 which represents approximately 1.11% of the aggregate principal balance of the Repossessed 8-K Assets at origination. The average original principal amount of the Repossessed 8-K Assets was approximately $35,312.68 as of the Cut-off Date.

                 Repossessed 8-K Assets--Current Asset Rates/(1)/

                                                                                         Percentage of
                                            Number of                              the Repossessed 8-K Assets
                                         Repossessed 8-K    Aggregate Scheduled      by Scheduled Principal
Current Asset Rate                           Assets          Principal Balance              Balance
---------------------------------------------------------------------------------------------------------------
 9.000% - 9.999%                                2                   $130,038.70                1.41%
10.000% - 10.999%                               4                    243,443.62                2.64
11.000% - 11.999%                               5                    257,827.55                2.80
12.000% - 12.999%                              15                    739,333.04                8.02
13.000% - 13.999%                              14                    548,470.86                5.95
14.000% - 14.999%                              59                  2,565,805.26               27.84
15.000% - 15.999%                              53                  1,629,876.64               17.69
16.000% or more                               109                  3,099,996.09               33.64
                                              ---                 -------------              ------

     Total                                    261                 $9,214,791.76              100.00%
                                              ===                 =============              ======

     (1) The weighted average current asset rate was approximately 14.82% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

 Repossessed 8-K Assets--Remaining Terms to Maturity of Assets (In Months)/(1)/

                                                                                         Percentage of
                                            Number of                              the Repossessed 8-K Assets
                                         Repossessed 8-K     Aggregate Scheduled     by Scheduled Principal
Remaining Term to Maturity                    Assets          Principal Balance             Balance
---------------------------------------------------------------------------------------------------------------
  1 - 60                                        2                  $25,161.29                  0.27%
 97 - 120                                       5                   83,180.17                  0.90
121 - 156                                      40                  847,707.13                  9.20
157 - 180                                      47                1,295,303.23                 14.06
181 - 216                                       2                   64,646.39                  0.70
217 - 240                                      94                3,289,820.64                 35.70
241 - 300                                      49                2,303,866.38                 25.00
301 - 360                                      22                1,305,106.53                 14.16
                                              ---               -------------                ------

     Total                                    261               $9,214,791.76                100.00%
                                              ===               =============                ======

     (1) The weighted average remaining term to maturity of the Repossessed 8-K Assets was approximately 253 months as of the Cut-off Date.

  Repossessed 8-K Assets--Original Terms to Maturity of Assets (In Months)/(1)/

                                                                                         Percentage of
                                            Number of                              the Repossessed 8-K Assets
                                         Repossessed 8-K    Aggregate Scheduled      by Scheduled Principal
Original Term to Maturity                    Assets           Principal Balance             Balance
---------------------------------------------------------------------------------------------------------------
  1 - 60                                         2                $25,161.29                   0.27%
 97 - 120                                        5                 83,180.17                   0.90
121 - 156                                       40                847,707.13                   9.20
157 - 180                                       47              1,295,303.23                  14.06
181 - 216                                        2                 64,646.39                   0.70
217 - 240                                       94              3,289,820.64                  35.70
241 - 300                                       49              2,303,866.38                  25.00
301 - 360                                       22              1,305,106.53                  14.16
                                               ---             -------------                 ------

     Total                                     261             $9,214,791.76                 100.00%
                                               ===             =============                 ======

     (1) The weighted average original term to maturity of the Repossessed 8-K Assets was approximately 253 months as of the Cut-off Date.

                     Repossessed 8-K Assets--Distribution of
                  Original Loan-to-Value Ratios of Assets/(1)/

                                                                                          Percentage of
                                            Number of                              the Repossessed 8-K Assets
                                         Repossessed 8-K     Aggregate Scheduled     by Scheduled Principal
Loan-to-Value Ratio                           Assets           Principal Balance             Balance
---------------------------------------------------------------------------------------------------------------
50% or less                                       1                $12,451.29                   0.14%
66% - 70%                                         3                 84,018.85                   0.91
71% - 75%                                         1                 24,464.06                   0.27
76% - 80%                                         1                 65,004.00                   0.71
81% - 85%                                         7                190,447.73                   2.07
86% - 90%                                        18                562,136.63                   6.10
91% - 95%                                       155              5,507,646.35                  59.77
96% - 100%                                       75              2,768,622.85                  30.05
                                                ---             -------------                 ------

     Total                                      261             $9,214,791.76                 100.00%
                                                ===             =============                 ======

     (1) The weighted average original Loan-to-Value Ratio of the Repossessed 8-K Assets was approximately 94.23% as of the Cut-off Date.

               Non Repossessed 8-K Assets--Credit Bureau Score/(1)/

                                                                                          Percentage of
                                            Number of Non                            the Non Repossessed 8-K
                                           Repossessed 8-K   Aggregate Scheduled       Assets by Scheduled
Credit Bureau Score                             Assets        Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
Not Available (2)                                  57             $1,964,540.88                3.96%
341 to 500                                         22                995,536.62                2.01
511 to 520                                          8                382,024.41                0.77
521 to 530                                          6                210,954.51                0.43
531 to 540                                         10                485,411.27                0.98
541 to 550                                          5                241,761.18                0.49
551 to 560                                          7                358,935.59                0.72
561 to 570                                         14                671,433.75                1.35
571 to 580                                         24              1,246,426.26                2.51
581 to 590                                         25              1,228,446.37                2.48
591 to 600                                         25              1,330,746.66                2.68
601 to 610                                         39              2,468,807.59                4.98
611 to 620                                         36              2,173,477.43                4.38
621 to 630                                         38              2,070,588.12                4.17
631 to 640                                         41              2,526,831.48                5.09
641 to 650                                         42              2,297,670.97                4.63
651 to 660                                         49              2,538,704.01                5.12
661 to 719                                         60              3,381,783.52                6.82
720 or Greater                                    226             14,685,134.18               29.61
                                                  ---            --------------              ------

     Total                                        866            $49,602,908.82              100.00%
                                                  ===            ==============              ======

     (1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
     341) was approximately 657, based on the Aggregate Scheduled Principal Balance of Non Repossessed 8-K Assets as of the Cut-off Date.

     (2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.

                      Non Repossessed 8-K Assets--Unit Type

                                                                                          Percentage of
                                          Number of Non                              the Non Repossessed 8-K
                                         Repossessed 8-K     Aggregate Scheduled       Assets by Scheduled
Unit Type                                     Assets          Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
Multi-section home                             583              $39,383,146.66                79.40%
Single-section home                            283               10,219,762.16                20.60
                                               ---              --------------               ------

     Total                                     866              $49,602,908.82               100.00%
                                               ===              ==============               ======

                    Non Repossessed 8-K Assets--Property Type

                                                                                          Percentage of
                                          Number of Non                              the Non Repossessed 8-K
                                         Repossessed 8-K     Aggregate Scheduled       Assets by Scheduled
Property Type                                 Assets          Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
Home-only Contract                             634              $29,137,754.69                58.74%
Mortgage Loan                                  227               20,260,929.60                40.85
Land-in-lieu Mortgage Loan                       5                  204,224.53                 0.41
                                               ---              --------------               ------

     Total                                     866              $49,602,908.82               100.00%
                                               ===              ==============               ======

              Non Repossessed 8-K Assets--Geographical Distribution
                           of Manufactured Homes/(1)/

                                                                                        Percentage of
                                       Number of Non                               the Non Repossessed 8-K
                                      Repossessed 8-K      Aggregate Scheduled       Assets by Scheduled
Geographic Location                       Assets            Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
Alabama                                        12                $496,658.02                  1.00%
Arizona                                        34               2,786,797.61                  5.62
Arkansas                                       19                 936,968.22                  1.89
California                                     47               4,085,482.13                  8.24
Colorado                                       26               1,423,626.03                  2.87
Delaware                                       11                 606,195.70                  1.22
Florida                                        27               1,372,798.02                  2.77
Georgia                                        32               1,401,212.32                  2.82
Idaho                                           6                 398,616.55                  0.80
Illinois                                        2                  61,519.94                  0.12
Indiana                                         1                  48,392.25                  0.10
Iowa                                            5                 247,224.78                  0.50
Kansas                                         24               1,520,658.11                  3.07
Kentucky                                       25                 989,486.37                  1.99
Louisiana                                      19                 832,498.52                  1.68
Maryland                                        1                  71,783.13                  0.14
Michigan                                       45               2,600,351.54                  5.24
Minnesota                                       2                  61,312.00                  0.12
Mississippi                                     8                 344,011.58                  0.69
Missouri                                       16                 732,499.26                  1.48
Nebraska                                        4                 201,596.86                  0.41
Nevada                                         11                 884,673.22                  1.78
New Mexico                                     25               1,377,478.55                  2.78
North Carolina                                142               7,412,729.21                 14.94
North Dakota                                    1                  35,573.20                  0.07
Ohio                                           25               1,385,645.10                  2.79
Oklahoma                                       13                 653,455.58                  1.32
Oregon                                         23               1,681,272.54                  3.39
South Carolina                                 46               2,343,200.48                  4.72
South Dakota                                    1                  56,006.08                  0.11
Tennessee                                      31               1,696,222.66                  3.42
Texas                                          89               4,673,191.28                  9.42
Utah                                            3                 190,798.70                  0.38
Virginia                                       45               3,065,807.45                  6.18
Washington                                     17               1,619,943.07                  3.27
West Virginia                                  25               1,181,434.06                  2.38
Wyoming                                         3                 125,788.70                  0.25
                                              ---                 ----------                  ----

     Total                                    866             $49,602,908.82                100.00%
                                              ===             ==============                ======

     (1) Based on the mailing address of the obligor on the related 8-K Asset as of the Cut-off Date.

            Non Repossessed 8-K Assets--Year of Origination of Assets

                                                                                          Percentage of
                                            Number of                                the Non Repossessed 8-K
                                       Non-Repossessed 8-K   Aggregate Scheduled       Assets by Scheduled
Year of Origination                           Assets          Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------

2000                                              3                 $130,662.10              0.26%
2001                                              6                  707,605.81              1.43
2002                                            857               48,764,640.91             98.31
                                                ---              --------------            ------

     Total                                      866              $49,602,908.82            100.00%
                                                ===              ==============            ======


     Non Repossessed 8-K Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                          Percentage of
                                            Number of Non          Aggregate         the Non Repossessed 8-K
                                           Repossessed 8-K         Scheduled           Assets by Scheduled
Remaining Loan Balance                         Assets          Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
     $0.01 - $4,999.99                             1                  $3,846.90                0.01%
 $5,000.00 - $9,999.99                             9                  66,462.60                0.13
$10,000.00 - $14,999.99                            8                 104,168.00                0.21
$15,000.00 - $19,999.99                           19                 334,733.52                0.67
$20,000.00 - $24,999.99                           27                 622,239.01                1.25
$25,000.00 - $29,999.99                           58               1,585,350.11                3.20
$30,000.00 - $34,999.99                           65               2,128,190.63                4.29
$35,000.00 - $39,999.99                           98               3,654,625.12                7.37
$40,000.00 - $44,999.99                           65               2,755,530.48                5.56
$45,000.00 - $49,999.99                           63               2,981,995.52                6.01
$50,000.00 - $54,999.99                           56               2,941,047.25                5.93
$55,000.00 - $59,999.99                           57               3,280,571.57                6.61
$60,000.00 - $64,999.99                           67               4,190,492.70                8.45
$65,000.00 - $69,999.99                           54               3,632,234.12                7.32
$70,000.00 - $74,999.99                           38               2,754,049.59                5.55
$75,000.00 - $79,999.99                           38               2,936,755.35                5.92
$80,000.00 - $84,999.99                           20               1,660,382.33                3.35
$85,000.00 - $89,999.99                           29               2,523,743.67                5.09
$90,000.00 - $94,999.99                           15               1,387,369.03                2.80
$95,000.00 - $99,999.99                           12               1,172,673.03                2.36
$100,000.00 or more                               67               8,886,448.29               17.92
                                                 ---             --------------              ------

    Total                                        866             $49,602,908.82              100.00%
                                                 ===             ==============              ======

     (1) The highest remaining asset amount was $249,076.03 which represents approximately 0.50% of the aggregate remaining principal balance of the Non Repossessed 8-K Assets as of the Cut-off Date. The average remaining principal amount of the Non Repossessed 8-K Assets as of the Cut-Off Date is approximately $57,278.19.

    Non Repossessed 8-K Assets--Distribution of Original Loan Balance/(1)/

                                                                                       Percentage of
                                        Number of Non                             the Non Repossessed 8-K
                                       Repossessed 8-K    Aggregate Scheduled       Assets by Scheduled
Original Loan Balance                      Assets          Principal Balance         Principal Balance
------------------------------------ -------------------- --------------------- ----------------------------

     $0.01 - $4,999.99                          1                  $3,846.90                 0.01%
 $5,000.00 - $9,999.99                          9                  66,462.60                 0.13
$10,000.00 - $14,999.99                         8                 104,168.00                 0.21
$15,000.00 - $19,999.99                        19                 334,733.52                 0.67
$20,000.00 - $24,999.99                        27                 622,239.01                 1.25
$25,000.00 - $29,999.99                        58               1,585,350.11                 3.20
$30,000.00 - $34,999.99                        65               2,128,190.63                 4.29
$35,000.00 - $39,999.99                        97               3,614,730.92                 7.29
$40,000.00 - $44,999.99                        65               2,752,161.93                 5.55
$45,000.00 - $49,999.99                        64               3,025,258.27                 6.10
$50,000.00 - $54,999.99                        56               2,941,047.25                 5.93
$55,000.00 - $59,999.99                        57               3,280,571.57                 6.61
$60,000.00 - $64,999.99                        67               4,190,492.70                 8.45
$65,000.00 - $69,999.99                        54               3,632,234.12                 7.32
$70,000.00 - $74,999.99                        38               2,754,049.59                 5.55
$75,000.00 - $79,999.99                        38               2,936,755.35                 5.92
$80,000.00 - $84,999.99                        20               1,660,382.33                 3.35
$85,000.00 - $89,999.99                        28               2,434,353.22                 4.91
$90,000.00 - $94,999.99                        16               1,476,759.48                 2.98
$95,000.00 - $99,999.99                        12               1,172,673.03                 2.36
$100,000.00 or more                            67               8,886,448.29                17.92
                                              ---             --------------               ------
     Total                                    866             $49,602,908.82               100.00%
                                              ===             ==============               ======

(1) The highest original asset amount was $249,076.00 which represents approximately 0.50% of the aggregate principal balance of the Non Repossessed 8-K Assets at origination. The average original principal amount of the Non Repossessed 8-K Assets was approximately $57,295.81 as of the Cut-off Date.

             Non Repossessed 8-K Assets--Current Asset Rates/(1)/

                                                                                       Percentage of
                                         Number of Non                            the Non Repossessed 8-K
                                        Repossessed 8-K    Aggregate Scheduled      Assets by Scheduled
Current Asset Rate                          Assets          Principal Balance        Principal Balance
------------------------------------- -------------------- --------------------- ---------------------------
  6.000% - 6.999%                               1                 $101,112.83                 0.20%
  7.000% - 7.999%                              88                7,738,156.87                15.60
  8.000% - 8.999%                              92                6,676,841.90                13.46
  9.000% - 9.999%                             132                9,770,039.38                19.70
10.000% - 10.999%                             120                6,940,523.45                13.99
11.000% - 11.999%                              90                4,754,393.41                 9.58
12.000% - 12.999%                              76                3,673,700.84                 7.41
13.000% - 13.999%                              71                2,961,249.89                 5.97
14.000% - 14.999%                             132                4,977,391.42                10.03
15.000% - 15.999%                              45                1,530,056.09                 3.08
16.000% or more                                19                  479,442.74                 0.97
                                              ---              --------------               ------
     Total                                    866              $49,602,908.82               100.00%
                                              ===              ==============               ======

(1) The weighted average current asset rate was approximately 10.59% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.



                 Non Repossessed 8-K Assets--Remaining Terms to
                       Maturity of Assets (In Months)/(1)/


                                                                                       Percentage of
                                         Number of Non                            the Non Repossessed 8-K
                                        Repossessed 8-K    Aggregate Scheduled      Assets by Scheduled
Remaining Term to Maturity                  Assets          Principal Balance        Principal Balance
------------------------------------- -------------------- --------------------- ---------------------------
  1 - 60                                      10                   $74,641.46                 0.15%
 61 - 96                                       2                    26,903.25                 0.05
 97 - 120                                     13                   230,673.72                 0.47
157 - 180                                      4                    71,408.91                 0.14
181 - 216                                     23                   841,044.50                 1.70
217 - 240                                    159                 5,105,263.19                10.29
241 - 300                                    170                 7,351,947.27                14.82
301 - 360                                    485                35,901,026.52                72.38
                                             ---               --------------               ------
     Total                                   866               $49,602,908.82               100.00%
                                             ===               ==============               ======

(1) The weighted average remaining term to maturity of the Non Repossessed 8-K Assets was approximately 333 months as of the Cut-off Date.

        Non Repossessed 8-K Assets--Original Terms to Maturity of Assets
                                (In Months)/(1)/



                                                                                           Percentage of
                                             Number of Non         Aggregate          the Non Repossessed 8-K
                                            Repossessed 8-K        Scheduled             Assets by Scheduled
Original Term to Maturity                       Assets          Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------

  1 - 60                                          10                    $74,641.46                 0.15%
 61 - 96                                           2                     26,903.25                 0.05
 97 - 120                                         13                    230,673.72                 0.47
157 - 180                                          4                     71,408.91                 0.14
181 - 216                                         23                    841,044.50                 1.70
217 - 240                                        159                  5,105,263.19                10.29
241 - 300                                        170                  7,351,947.27                14.82
301 - 360                                        485                 35,901,026.52                72.38
                                                 ---                --------------               ------

    Total                                        866                $49,602,908.82               100.00%
                                                 ===                ==============               ======

    (1) The weighted average original term to maturity of the Non Repossessed 8-K Assets was approximately 334 months as of the Cut-off Date.



              Non Repossessed 8-K Assets--Distribution of Original
                       Loan-to-Value Ratios of Assets/(1)/


                                                                                           Percentage of
                                             Number of Non         Aggregate          the Non Repossessed 8-K
                                            Repossessed 8-K        Scheduled             Assets by Scheduled
Loan-to-Value Ratio                             Assets          Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------


50% or less                                       16                   $469,341.92                 0.95%
51% - 55%                                          7                    428,239.92                 0.86
56% - 60%                                         14                    791,097.57                 1.59
61% - 65%                                         14                    693,084.99                 1.40
66% - 70%                                         66                  2,824,619.82                 5.69
71% - 75%                                         32                  1,714,709.43                 3.46
76% - 80%                                         45                  2,401,254.57                 4.84
81% - 85%                                         53                  3,444,117.74                 6.94
86% - 90%                                        160                  8,864,612.02                17.87
91% - 95%                                        389                 22,309,488.73                44.98
96% - 100%                                        70                  5,662,342.11                11.42
                                                 ---                --------------               ------

    Total                                        866                $49,602,908.82               100.00%
                                                 ===                ==============               ======

    (1) The weighted average original Loan-to-Value Ratio of the Non Repossessed 8-K Assets was approximately 88.28% as of the Cut-off Date.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms or the Prospectus Supplement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date:  June 14, 2002                  OAKWOOD MORTGAGE INVESTORS, INC.


                                               By:     /s/  Dennis Hazelrigg
                                                   ----------------------------
                                               Name:   Dennis Hazelrigg
                                               Title:  President